UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2009
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

300 Concord Plaza Drive
San Antonio, Texas	78216-6999

(Address of principal executive offices)	(Zip Code)
(210) 828-8484
(Registrant’s telephone number,
including area code)
Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Tesoro Corporation (or the “Company”) held a conference call on February 20, 2009 at 8:00 a.m. CDT, regarding the 2008 fourth quarter and full year results, including information presented in a slide presentation (the “Slide Presentation”) that is available at www.tsocorp.com. The Slide Presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Slide Presentation is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including the Slide Presentation, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Slide Presentation dated as of February 20, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 20, 2009

TESORO CORPORATION
By:	/s/ GREGORY A. WRIGHT
Gregory A. Wright
Executive Vice President, Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

99.1	Slide Presentation dated as of February 20, 2009.

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